UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 4, 2004


                               RENTECH, INC.
         (Exact name of registrant as specified in its charter)


Colorado                          0-19260               84-0957421
(State or other                (Commission           (IRS Employer
jurisdiction)                   File Number)         Identification
                                                               No.)

     1331 17th Street, Suite 720,
     Denver, Colorado                                80202-1557
     (Address of principal executive offices)          Zip Code)

(Registrant's telephone number, including area code): (303) 298-8008


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          Exhibit No.
          -----------
          99.1 Press release dated August 4, 2004 discussing results of operations for the third quarter fiscal 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 4, 2004, Rentech Inc. issued a press release discussing its results of operations for the three and nine months ended June 30, 2004. The press release is attached hereto as Exhibit 99.1. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             RENTECH, INC.


                         By:  /s/ Ronald C. Butz
                             -------------------------------------
                             Ronald C. Butz
                             Vice President and Chief Operating Officer

Date:  August 4, 2004